UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 22, 2019
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
700 North Adams Street
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01  OTHER EVENTS

On August 22, 2019, Wisconsin Electric Power Company (“WE”), Wisconsin Gas LLC (“WG”) and Wisconsin Public Service Corporation (“WPS”), utility subsidiaries of WEC Energy Group, Inc., entered into settlement agreements (the “Settlement Agreements”) with Citizens Utility Board of Wisconsin (“CUB”) and Wisconsin Industrial Energy Group (“WIEG,” and collectively with WE, WG, WPS and CUB, the “Parties”) in order to resolve several outstanding issues in each company’s rate case currently before the Public Service Commission of Wisconsin (“PSCW”). WE, WG and WPS filed applications with the PSCW requesting approval to adjust electric, natural gas and steam rates in March 2019.

Pursuant to the terms of the Settlement Agreements, which are subject to PSCW review and approval, the Parties agreed, among other things, to the following:

•	A common equity component of 52.5% for each of WE, WG and WPS.

•	A return on equity (“ROE”) of 10.0%, 10.2% and 10.0% for WE, WG and WPS, respectively.

•
An earnings sharing mechanism for each utility where, if the utility earns above its authorized ROE, (i) the utility retains 100.0% of earnings for the first 25 basis points above the authorized ROE; (ii) 50.0% of the next 50 basis points is shared with customers; and (iii) 100.0% of any remaining excess earnings is shared with customers.

•
WE will seek a financing order from the PSCW to securitize $100 million of Pleasant Prairie Power Plant’s book value as of January 1, 2020, plus the carry costs accrued on the $100 million during the securitization process and related fees.

•	No disallowance of any of the System Support Resource (“SSR”) escrow balance at WE, and to extend the amortization of the SSR escrow to 15 years from 6 years.

•	To engage in additional discussions to resolve matters related to the collection of the final cost of ReACT™, WPS’ environmental project at Weston Unit 3.

•	WE, WG and WPS will maintain residential and small commercial electric and natural gas customer fixed charges at currently authorized rates through 2021.

•	To support maintaining the status quo on WE’s and WPS’ real-time pricing rates for large commercial and industrial electric customers.

The Parties expect to file for PSCW approval within the next week.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC. WISCONSIN ELECTRIC POWER COMPANY WISCONSIN PUBLIC SERVICE CORPORATION

Date: August 26, 2019	/s/ William J. Guc
William J. Guc - Vice President and Controller

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